                                                                   EXHIBIT 10.17

            AMENDMENT TO SUPPLY AGREEMENT BETWEEN CROWN CORK & SEAL
                         USA, INC. AND COTT CORPORATION

***Indicates that a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

                                                      December 23, 2004

              COTT CORPORATION -- BEVERAGE CAN CONTRACT EXTENSION

Crown Cork & Seal USA, Inc. ("Crown"), is pleased to present to Cott Corporation ("Cott"), for consideration and approval, the following extension and modification of the current can and end "Supply Agreement" executed November 11, 2003. In exchange for [***] agreement with the provisions of this extension and modification, [***] agrees to [***] execution and delivery of this extension and modification, whichever is later.

1. STRUCTURE - Extend current "Supply Agreement" with modifications outlined below.

2.    TERM - Add five (5) years to term - Jan. 1, 2007 through Dec. 31, 2011.

3. COMMITMENT - Subject to Section 4 below, 100 % global supply by Crown of all Cott can & end requirements 355 ml & smaller - unless mutual agreement otherwise. (All 8 oz. cans in North America will be supplied by Crown to Cott under a separate contract dated June 18, 2004 for the period Jan. 1, 2005 through Dec. 31, 2009.)

4. Expansion - Effective January 1, 2005, in the event that Cott requires cans and ends to be supplied into any country not supplied to Cott by Crown on the date of this extension, Crown shall [***]

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5.    [***] UK AND SPAIN- Beginning January 1, 2007, by mutual agreement, the parties will bring [***] UK and Spain [***]:

            [***]       [***]
            [***]       [***]
            [***]       [***]
            [***]       [***]
            [***]       [***]

      [***] Cott shall make the payment within thirty (30) days after the parties' determination of the amount to be paid.

6. ALUMINUM COSTS - Follow the aluminum program in the current contract through [***] Beginning [***], price adjustments for ingot and aluminum sheet conversion costs shall reflect the terms then available to Crown through new contracts (yet to be negotiated) with its aluminum suppliers; [***]

7. [***] PROGRAM - USA AND CANADA [***] - Continue current program - [***] cans per year in USA and Canada in the aggregate (refer to side agreement dated June 18, 2004). The [***] Program shall be extended for an additional [***]. In no situation will Cott's [***], as a result of the [***] Program, [***]

8. PRICE ADJUSTMENTS -- Continue current price adjustment provisions for [***] changes through [***] as provided by the Supply Agreement.

      Beginning [***], price adjustments for ingot and aluminum sheet conversion costs shall reflect the provisions in Crown's future aluminum can/end metal sourcing agreements (yet to be negotiated). The timing of price adjustments for ingot and sheet conversion costs will depend on the new metal sourcing agreements.

      Beginning [***], North American, UK and Spain price adjustments (increases or decreases) for [***] changes shall be implemented on [***] of each contract year to reflect the following:

            a)    [***]

            b)    [***]

            c)    [***]

            d)    [***]

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      Price adjustments in UK and Spain beginning [***] shall be subject also to the [***] mechanism provided in Section 5 above.

      For each country outside North America, UK and Spain, beginning [***], the parties will [***].

9.    [***]

10.   [***]

11. [***] -- Current sharing ratio is [***] Cott - [***] Crown [***]. Beginning January 1, 2005, the sharing ratio shall be changed to [***] Cott - [***] Crown after [***]. This [***] sharing ratio shall not apply to the [***] for any [***]. In the event that any [***] occur on or after January 1, 2005, each party [***].

12.   [***] - In the current agreement, [***]

      This provision will be in effect only until January 1, 2005 and will not apply thereafter.

13. FORCE MAJEURE - In the current agreement, Force majeure events are not considered an excuse for Crown to miss shipments to Cott unless such event shuts down at least [***] of Crown's manufacturing capability in that region (USA and Canada is one region). Crown is obligated to reimburse Cott for "all reasonable direct out-of-pocket losses, costs, damages, and expenses" incurred by Cott due to Crown's failure to supply.

      Beginning January 1, 2005, this provision will be changed to [***]. If a force majeure event occurs, [***].

14. WHITE BASECOAT [***] -- Beginning July 1, 2005, the [***] for white basecoated designs shall be [***] for both current and new designs. [***]

15. FREIGHT COSTS -- In order to minimize freight costs, beginning April 1, 2005, all shipments of can bodies to Cott filling locations and [***]

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      locations will be [***] pallets per load depending on trailer size, where possible.

16. GRAPHICS -- Beginning January 1, 2006, Cott will be required to pay to Crown a charge of [***] for the use of Crown's [***] equipment for the purpose of [***] new [***]

                            (Signature page follows.)

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If you are in agreement with the terms of this extension and modification of the current Supply Contract as detailed above, please indicate your acceptance by signing in the space provided below.

Very truly yours,

By: /s/ Frank J. Mechura
    -----------------------------

Title: President

CROWN Cork & Seal USA, Inc.

Agreed and Accepted this ______ day of ___________ , 2004:

By: /s/ John K. Sheppard
    -----------------------------

Title: President and CEO

By: /s/ Raymond P. Silcock
    -----------------------------

Title: EVP & CFO

Cott Corporation

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June 18, 2004

                                  [***] PROGRAM

Cott Corporation
333 rue Avro
Pointe-Claire,
Quebec Canada H9R 5W3

CROWN Cork and Seal USA, Inc. ("Crown") is pleased to offer to Cott Corporation ("Cott") the following [***] Program (the "Program") covering [***] pursuant to the Supply Agreement between Crown's parent (which contract has been assigned to Crown) and Cott effective January 1, 2002 (the "Supply Agreement"), which remains in full force and effect, unamended, except to the extent set forth in this Agreement.

PROGRAM TERM

The term of the Program shall extend for [***]

BASE [***]

The base [***] for the Program shall be [***] This represents the [***]

[***]
In addition to any other [***] contained in the Supply Agreement, each year during the term of the Program, [***]. For clarity, but without limiting the generality of the foregoing, any [***] acquired locations or for [***] brands where Crown is [***].
[***]
    [***]
[***]
[***]

[***]
[***]

  - [***]

  - [***]

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  - [***]

  - [***]

If you are in agreement with the provisions of this Program as set forth above, please sign in the space provided below and return one original signed copy to Crown.

                                   CROWN CORK & SEAL USA, INC.

                                   By: /s/ Tom Fischer

                                   Name: Thomas T. Fischer
                                   Title: Vice President Sales and Marketing
                                   CROWN Beverage Packaging USA

AGREED AND ACCEPTED this

7 day of July, 2004:

COTT CORPORATION

By: /s/ I. Grimaldi
    ---------------
  Name: Ivan Grimaldi
  Title: V.P. Global Procurement

By: /s/ T. Dell'Aquila
    ------------------
  Name: Tina Dell'Aquila
  Title: VP, Controller & Assistant Secretary

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CROWN Beverage Packaging USA                            [CROWN LOGO]

                                                        December 16, 2004

Mr. John Sheppard
President
Cott Corporation
333 Avro Avenue Quebec
Canada H9R 5W3

Subject: PRICING METHODOLOGY AMENDMENT

Dear Mr. Sheppard,

Please refer to the Supply Agreement for aluminum cans and ends between Cott Corporation ("Cott") and Crown Cork & Seal Company, Inc. ("CCS") executed November 11, 2003 (and since assigned by CCS to Crown Cork & Seal USA, Inc. ("Crown"), which is scheduled to expire on December 31, 2006 (as amended, the "Supply Agreement).

Cott and Crown have agreed that Sections I(c), (e) and (f) of Schedule 3(a) of the Supply Agreement shall be amended to read in their entirety as follows:

c) Ceiling Price - The adjustments for the [***] will be [***] based upon a [***] based on [***].

e) This program shall be in effect for the period from [***] through at least [***]. Supplier agrees that any Price changes made under this Agreement based on Supplier's [***] shall reflect [***]. Such changes in [***] will be subject to confirmation by Supplier's independent auditor (currently PricewaterhouseCoopers). Buyer's [***] will [***].

f) [***] Costs

      Prices will be changed to reflect verifiable changes in the [***] component of the price Supplier pays to [***] Such changes in [***] will be subject to confirmation by Supplier's independent auditor (currently PricewaterhouseCoopers).

Please sign below to evidence your agreement with the terms of this letter. Except as specifically set forth in this letter, the terms of the Supply Agreement remain in full force.

Sincerely,

/s/ Tom Fischer

Thomas T. Fischer
Vice President Sales and Marketing
CROWN Beverage Packaging USA

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Accepted and agreed this 23rd day of December, 2004:

COTT CORPORATION

By: /s/ John K. Sheppard
    --------------------
Name: John K. Sheppard
Title: President and CEO

By: /s/ Raymond P. Silcock
    ----------------------
Name: Raymond P. Silcock
Title: Executive Vice President & Chief Financial Officer